EXHIBIT 99.1

Northern Power Announces Board Resignations

BARRE, Vt., March 12, 2019 (GLOBE NEWSWIRE) -- Northern Power Systems Corp. (“Northern” or “Company”), a distributed wind company, today announced that John Simon and Kevin Kopczynski, each a member of the Board of Directors (the “Board”) of Northern Power Systems Corp., provided the Board with a notice of his resignation from the Board, effective February 23, 2019.

The Board has initiated a process to identify new directors to fill recent vacancies on the Board.

About Northdern Power Systems Corp.
Northern Power Systems designs, manufactures, sells and services distributed wind turbines. With approximately 21 million run-time hours across its global fleet, Northern Power wind turbines provide customers with clean, cost-effective, reliable renewable energy. NPS turbines utilize patented permanent magnet direct drive (PMDD) technology, which uses fewer moving parts, delivers higher energy capture, and provides increased reliability thanks to reduced maintenance and downtime.

Northern has been a technology innovator for over 40 years and serves clients around the globe from its US headquarters and European offices. To learn more, visit www.northernpower.com.

Notice regarding forward-looking statements:
This release includes forward-looking statements regarding Northern Power Systems and its business, which may include, but is not limited to, product and financial performance, regulatory developments, supplier performance, anticipated opportunity and trends for growth in our customer base and our overall business, our market opportunity, expansion into new markets, and execution of the company’s growth strategy. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “is expected”, “expects”, “scheduled”, “intends”, “contemplates”, “anticipates”, “believes”, “proposes” or variations (including negative variations) of such words and phrases, or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Such statements are based on the current expectations of the management of Northern Power Systems. The forward-looking events and circumstances discussed in this release may not occur by certain specified dates or at all and could differ materially as a result of known and unknown risk factors and uncertainties affecting the company, including risks regarding the wind power industry; production, performance and acceptance of the company’s products; our sales cycle; our ability to convert backlog into revenue; performance by the company’s suppliers; our ability to maintain successful relationships with our partners and to enter into new partner relationships; our performance internationally; currency fluctuations; economic factors; competition; the equity markets generally; and the other risks detailed in Northern Power Systems’ risk factors discussed in filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to Northern Power Systems’ Annual Report on Form 10-K filed on April 2, 2018, as well as other documents that may be filed by Northern Power Systems from time to time with the SEC. Although Northern Power Systems has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended. No forward-looking statement can be guaranteed. Except as required by applicable securities laws, forward-looking statements speak only as of the date on which they are made and Northern Power Systems undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

CONTACT INFORMATION
Northern Power Systems Corp.
William St. Lawrence, Interim Co-CEO

ir@northernpower.com
www.northernpower.com

The securities described herein have not been, and will not be, registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or any state securities laws and accordingly may not be offered or sold within the United States or to “U.S. persons”, as such term is defined in Regulation S promulgated under the U.S. Securities Act (“U.S. Persons”), except in compliance with the registration requirements of the U.S. Securities Act and applicable state securities requirements or pursuant to exemptions therefrom. This news release does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities to, or for the account of benefit of, persons in the United States or U.S. Persons.